Exhibit 99.1

CDK GLOBAL TO ACQUIRE INSURANCE TECHNOLOGY PLATFORM SALTY DOT INC
Integration Helps Car Buyers Secure Insurance; Brings New Revenue Stream to Dealers

HOFFMAN ESTATES, Ill., – Sept. 23, 2021 – CDK Global, Inc. (Nasdaq: CDK), a leading automotive retail technology company, has entered into a definitive agreement to acquire Salty Dot, Inc. (“Salty”), a convenient, mobile-first solution that helps consumers secure the insurance they need for their vehicle seamlessly without leaving the car-buying experience.

Salty’s technology will further expand CDK’s suite of digital offerings and grow its total addressable market beyond the digitization of traditional dealer workflows. This new capability will also enable dealers to create a new, recurring revenue stream from within the $311 billion U.S. automobile insurance market1 and develop deeper consumer relationships beyond the vehicle sale.

“In a time of significant retail disruption, CDK is focused on helping dealers and manufacturers meet the evolving demand for simple and convenient retail experiences,” said Brian Krzanich, president and chief executive officer, CDK Global. “Now that we’ve completely digitized the sales and service processes within the dealership model, we are taking the next step of bringing dealers new capabilities—like Salty’s Embedded Insurance®—to help consumers manage the many decisions that come with buying and owning a car. With Salty, we are strategically rethinking the future of auto retail and helping put dealers in command of the entire consumer experience.”

Salty’s insurance platform uses cutting-edge technology to build a customized, competitive and bindable insurance quote through its top-rated carrier network. Through a seamless integration with the dealer management system (DMS), the car buyer receives a text message during their purchase process with a link to a quick and easy form. Salty’s platform—driven by artificial intelligence—then selects the carrier and personalized policy based on their answers and presents it to them digitally within minutes.

“I am proud of the work the Salty team has done in creating a digital experience that gives consumers a seamless way to buy insurance when its most relevant to them—during the car-buying process,” said James Hall, founder and chief executive officer, Salty. “By joining an industry leader like CDK, Salty gains instant access to nearly 15,000 retail locations in automotive and related industries, which will accelerate the adoption of our platform and fundamentally change the experience consumers have during and after a vehicle purchase.”

Salty is licensed in all 50 states and is available to all dealers nationwide—not just those that use CDK’s DMS or customer relationship management (CRM) system.

Salty is an early stage product with rapid long-term growth potential but will not impact CDK’s current fiscal 2022 guidance.

About Salty
Salty Dot, Inc. is the Embedded Insurance® technology company. Salty removes existing consumer impediments to buying the right policy and having the proper coverage. The company’s platform is a proprietary Software-as-a-Service (SaaS) solution that enables carriers and distribution partners to offer a customized policy to insure a product or service in real-time during the purchase process. Salty uses artificial intelligence to analyze unique data sources about the buyer and the purchase. It then sorts through multiple carriers to seamlessly offer the right insurance. The company is licensed to operate in all 50 states through Salty Dot Insurance Agency, LLC and its affiliates.

About CDK Global
CDK Global (NASDAQ: CDK) is a leading provider of integrated data and technology solutions to the automotive, heavy truck, recreation, and heavy equipment industries. Focused on enabling end-to-end, omnichannel retail commerce through open, agnostic technology, CDK Global provides solutions to dealers and original equipment manufacturers, serving nearly 15,000 retail locations in North America. CDK solutions connect people with technology by automating and integrating all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair, and maintenance of vehicles. Visit cdkglobal.com.
1 Source: IBIS World, April 2021

Safe Harbor for Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Security Litigation Reform Act of 1995. All statements regarding the Company's business outlook, including statements regarding the proposed transaction; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the company’s ability to achieve the intended benefits of the transaction; the Company's expectations regarding the continuing impacts on the Company's business of the outbreak of the COVID-19 pandemic; the Company's success in obtaining, retaining and selling additional services to customers; the pricing of the Company's products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company's systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company's credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company's indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company's significant stockholders and their affiliates to significantly influence the Company's decisions or cause it to incur significant costs.

There may be other factors that may cause the Company's actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its Annual Report on Form 10-K for a description of certain risks that could, among other things, cause the Company's actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company's website at https://investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact: Taze Rowe 847.485.4012 taze.rowe@cdk.com	Media Contact: Tony Macrito 630.805.0782 tony.macrito@cdk.com